SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2007 (January 29, 2007)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25601 (Commission File Number)	77-0409517 (I.R.S. Employer Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

On February 2, 2007, Brocade Communications Systems, Inc. (the “Company”) filed a Form 8-K to report the closing of the acquisition of McDATA Corporation through Worldcup Merger Corporation (“Merger Sub”), a Delaware corporation and direct wholly-owned subsidiary of the Company, with and into McDATA Corporation (the “Merger”), in accordance with the Agreement and Plan of Reorganization, dated August 7, 2006, as amended (the “Merger Agreement”), by and among the Company, Merger Sub and McDATA. As a result of the Merger, McDATA is now a wholly-owned subsidiary of the Company. The Merger closed and became effective on January 29, 2007. As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the pro forma financial statements required by Item 9.01 as set forth below, in accordance with Item 9.01(a)(4) of Form 8-K, no later than 71 days after the original Form 8-K was required to be filed. The pro forma financial statements are filed as Exhibit 99.1 and/or incorporated by reference to this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

	(1)	McDATA’s historical audited consolidated balance sheet as of January 31, 2006, and McDATA’s historical audited consolidated statements of operations, cash flows and stockholders’ equity for each of the fiscal years ended January 31, 2004, 2005 and 2006 were previously filed by McDATA in its Annual Report on From 10-K for the fiscal year ended January 31, 2006 with the Securities and Exchange Commission on April 26, 2006, and were incorporated by reference into the Registration Statement on Form S-4/A (No. 333-137758), originally filed by the Company with the Securities and Exchange Commission on December 5, 2006, and are incorporated by reference herein.

	(2)	McDATA’s unaudited historical condensed consolidated balance sheet as of October 31, 2006, and McDATA’s unaudited historical condensed consolidated statements of operations and cash flows for the three and nine months ended October 31, 2006 were previously filed by McDATA in its Quarterly Report on Form 10-Q for the nine months ended October 31, 2006 and 2005 with the Securities and Exchange Commission on December 11, 2006 and are incorporated by reference herein.
(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the three months ended January 27, 2007, and for the twelve months ended October 28, 2006, is attached hereto as Exhibit 99.1 and it is incorporated by reference herein.

(d)	Exhibits

Exhibit
Number	Exhibit Description
99.1	Pro forma financial information as of and for the three months ended January 27, 2007, and for the twelve months ended October 28, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: April 16, 2007	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Pro forma financial information as of and for the three months ended January 27, 2007, and for the twelve months ended October 28, 2006.